UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016 (March 23, 2016)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On March 23, 2016, The Scotts Miracle-Gro Company (“Scotts Miracle-Gro”) and its wholly-owned subsidiary, The Scotts Company LLC (“Scotts LLC”), entered into a Waiver and First Amendment to Amended and Restated Master Accounts Receivable Purchase Agreement (the “Amendment”) by and among Scotts LLC, Scotts Miracle-Gro, the Banks party thereto (the “Banks”) and Mizuho Bank, Ltd., as Administrative Agent and as a Bank (“Administrative Agent”). The Amendment amends the Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of September 25, 2015 (the “MARPA”). Capitalized terms used in this discussion of the Amendment that are not defined in this Current Report on Form 8-K will have the meaning given to those terms in the MARPA, as amended by the Amendment.

Among other things, the Amendment amends the MARPA in the following significant respects:

•	Subsidiaries and Affiliates of the Approved Debtors have been added as “Approved Debtors” under the MARPA;

•	Scotts LLC is now required on each Settlement Date to purchase all Purchased Receivables (including any Defaulted Receivables) from the Banks; and

•
the recourse nature of the MARPA has been amended to provide that the Administrative Agent and the Banks will have full recourse to Scotts LLC in case of non-payment of any Purchased Receivable on the Maturity Date thereof, regardless of the reason for such non-payment.

The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
10.1
Waiver and First Amendment to Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of March 23, 2016, among The Scotts Miracle-Gro Company, The Scotts Company LLC, the Banks party thereto and Mizuho Bank, Ltd., as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: March 29, 2016	By: /s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated March 29, 2016
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description
10.1
Waiver and First Amendment to Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of March 23, 2016, among The Scotts Miracle-Gro Company, The Scotts Company LLC, the Banks party thereto and Mizuho Bank, Ltd., as Administrative Agent

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